SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported): December 6, 2001
                                                       (December 5, 2001)

                     ENDO PHARMACEUTICALS HOLDINGS INC.
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           (Exact name of registrant as specified in its charter)


DELAWARE                         39040                        13-4022871
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(State or other         (Commission File Number)           (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)


100 Painters Drive
Chadds Ford, Pennsylvania                                        19317
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(Address of principal executive offices)                       (Zip Code)


                               (610) 558-9800
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            (Registrant's telephone number, including area code)


                                    N/A
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       (Former name or former address, if changed since last report)





Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired.

                  Not applicable.

(b)      Pro Forma Financial Information.

                  Not applicable.

(c)      Exhibits.

Exhibit Number    Description

       99.1 Press release issued by Endo Pharmaceuticals Holdings Inc. on December 5, 2001

       99.2 Certain pages from the Offer to Purchase on Schedule TO filed by Endo Pharmaceuticals Holdings Inc. on December 5, 2001 with the Securities and Exchange Commission


Item 9.  Regulation FD Disclosure.


                  On December 5, 2001, the Registrant commenced a self tender offer to purchase up to 13,500,000 of its outstanding Class A Transferable Warrants (Nasdaq: ENDPW) and any and all of its outstanding Class B Non-Transferable Warrants. The Registrant is offering to purchase the Warrants at a purchase price of $0.75 per Warrant. The offer is scheduled to expire at 12:00 midnight, New York City time, on January 14, 2002, unless the Company elects to extend the offer. The offer is subject to various conditions described in the Offer to Purchase. In connection with the offer, the Registrant issued a press release, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference. In addition, filed herewith as Exhibit 99.2, and incorporated herein by reference, are certain pages of the Offer to Purchase.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     ENDO PHARMACEUTICALS HOLDINGS INC.
                                                           (Registrant)


                                    By:   /s/ CAROL A. AMMON
                                          -----------------------------------
                                          Name:  Carol A. Ammon
                                          Title: President & Chief Executive
                                                 Officer


Dated:  December 6, 2001



                             INDEX TO EXHIBITS

Exhibit No.       Description

       99.1 Press release issued by Endo Pharmaceuticals Holdings Inc. on December 5, 2001

       99.2 Certain pages from the Offer to Purchase on Schedule TO filed by Endo Pharmaceuticals Holdings Inc. on December 5, 2001 with the Securities and Exchange Commission